UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/03/2012

eBay Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24821

Delaware	77-0430924
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2145 Hamilton Avenue, San Jose, California
(Address of principal executive offices, including zip code)

408-376-7400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 3, 2012, Scott Thompson notified eBay Inc. ("eBay") that he was resigning from his position as President of PayPal, effective that date, in order to accept the position of Chief Executive Officer of Yahoo! Inc. John Donahoe, eBay's President and Chief Executive Officer, will serve as President of PayPal on an interim basis until a successor for Mr. Thompson is named.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.

Date: January 05, 2012	By:	/s/ Michael R. Jacobson
Michael R. Jacobson
Senior Vice President, Legal Affairs, General Counsel & Secretary